SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-29239                36-3909334
          --------                    ---------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                               60601
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)




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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits

     99  Press Release



Item 9.   Regulation FD Disclosure
          ------------------------

Inforte Corp. announced today that it is making the following strategic changes for growth at its regularly scheduled quarterly employee meetings:

        1. Mike Passilla is being promoted to the newly created position of Executive Vice President of North America effective immediately; and

        2. It is simplifying its business unit structure from four P&L units to two: North America and Europe.

In addition, Nick Heyes will assume the role of chief financial officer effective Monday, October 13, 2003, after third quarter earnings are released on Friday, October 10, 2003. Inforte's current chief financial officer, Nick Padgett, will resign his employee and director positions on October 10, 2003.









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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


July 25, 2003                           By:    /s/ Nick Padgett
                                           -------------------------------------
                                               Nick Padgett
                                               Chief Financial Officer





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